POWER OF ATTORNEY
                              -----------------


      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of RJR NABISCO HOLDINGS CORP., a Delaware corporation (the "Company"), do hereby make, constitute and appoint
Jo-Ann Ford, Joan E. Gmora and H. Colin McBride, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-8 relating to the sale of shares of common stock of the Company pursuant to the Nabisco Brands de Puerto Rico, Inc. Capital Accumulation Plan and any and all amendments or supplements to the foregoing Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, and with each exchange on which any class of securities of the Company is registered, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name, this 1st day of July, 1994.

        Signature                              Title
        ---------                              -----

Charles M. Harper
- -----------------------------       Chairman of the Board and Chief
Charles M. Harper                   Executive Officer, Director

Stephen R. Wilson
- -----------------------------       Executive Vice President and Chief
Stephen R. Wilson                   Financial Officer

Robert S. Roath
- -----------------------------       Senior Vice President and Controller
Robert S. Roath

John T. Chain, Jr.
- -----------------------------       Director
John T. Chain, Jr.

John L. Clendenin
- -----------------------------       Director
John L. Clendenin

James H. Greene, Jr.
- -----------------------------       Director
James H. Greene, Jr.

H. John Greeniaus
- -----------------------------       Director
H. John Greeniaus

James W. Johnston
- -----------------------------       Director
James W. Johnston

Henry R. Kravis
- -----------------------------       Director
Henry R. Kravis

John G. Medlin, Jr.
- -----------------------------       Director
John G. Medlin, Jr.

Paul E. Raether
- -----------------------------       Director
Paul E. Raether

Lawrence R. Ricciardi
- -----------------------------       Director
Lawrence R. Ricciardi

Rozanne L. Ridgway
- -----------------------------       Director
Rozanne L. Ridgway

Clifton S. Robbins
- -----------------------------       Director
Clifton S. Robbins

George R. Roberts
- -----------------------------       Director
George R. Roberts

Scott M. Stuart
- -----------------------------       Director
Scott M. Stuart

Michael T. Tokarz
- -----------------------------       Director
Michael T. Tokarz